Exhibit 99.1

Enova Reports Third Quarter 2025 Results

•
Originations rose 22% and total company revenue increased 16% from the third quarter of 2024
•
Diluted earnings per share of $3.03 increased 93% and adjusted earnings per share1 of $3.36 rose 37% compared to the third quarter of 2024
•
Consolidated credit performance remained strong with a net charge-off ratio of 8.5% and net revenue margin of 57%
•
Year-over-year improvement in the consolidated 30+ day delinquency ratio of 7.2% and stability in the consolidated portfolio fair value premium of 115% reflect a stable credit outlook
•
Liquidity, including cash and marketable securities and available capacity on facilities, totaled $1.2 billion at September 30th
•
Share repurchases during the quarter totaled $38 million

CHICAGO, October 23, 2025 /PRNewswire/ -- Enova International (NYSE: ENVA), a leading financial services company powered by machine learning and world-class analytics, today announced financial results for the third quarter ended September 30, 2025.

"We are pleased to report another solid quarter driven by strong demand and stable credit performance across both our SMB and consumer businesses,” said David Fisher, Enova's CEO. "Our success and vast experience in managing the business through many different operating environments has been fueled by our diversified product offerings, the sophistication of our machine-learning models, outstanding team and online-only model. Looking forward, I am very excited and optimistic about the long-term future of Enova as Steve Cunningham takes over as CEO in January. We are committed to our disciplined focused growth approach and we remain confident in our ability to continue meeting our customers’ needs while creating meaningful value for our shareholders.”

Third Quarter 2025 Summary

•
Total revenue of $803 million increased 16% from $690 million in the third quarter of 2024.
•
Net revenue margin of 57% compared to 58% in the third quarter of 2024, reflecting continued solid credit performance.
•
Net income of $80 million, or $3.03 per diluted share, increased 85% from $43 million, or $1.57 per diluted share, in the third quarter of 2024.
•
Adjusted EBITDA1 of $218 million increased 27% from $172 million in the third quarter of 2024.
•
Adjusted earnings per share1 of $3.36 increased 37% from $2.45 per diluted share in the third quarter of 2024.
•
Total company combined loans and finance receivables1 increased 20% from the end of the third quarter of 2024 to a record $4.5 billion with total company originations of $2.0 billion in the quarter.
•
Repurchased $38 million of common stock under the company’s share repurchase program.

“We are pleased to deliver another solid quarter of top and bottom-line results that were inline or better than our expectations with strong growth in originations, receivables and revenue along with solid credit, operating

1 Non-GAAP measure. Refer to “Non-GAAP Financial Measures,” “Loans and Finance Receivables Financial and Operating Data,”
and “Reconciliation of GAAP to Non-GAAP Financial Measures” below for additional information.

efficiency and balance sheet flexibility,” said Steve Cunningham, CFO of Enova. “We have delivered six consecutive quarters of year-over-year adjusted EPS growth of at least 25% or more, and we remain confident in our ability to continue to generate meaningful financial results for the remainder of 2025 and beyond.”

Conference Call

Enova will host a conference call to discuss its third quarter 2025 results at 4 p.m. Central Time / 5 p.m. Eastern Time today, October 23rd. The live webcast of the call can be accessed at the Enova Investor Relations website at http://ir.enova.com, along with the company's earnings press release and supplemental financial information. The U.S. dial-in for the call is 1-855-560-2575 (1-412-542-4161 for non-U.S. callers). Please ask to join the Enova International call. A replay of the conference call will be available until October 30, 2025, at 10:59 p.m. Central Time / 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on the Enova International Investor Relations website for 90 days. The U.S. dial-in for the conference call replay is 1-877-344-7529 (1-412-317-0088). The replay access code is 8315240.

About Enova

Enova International (NYSE: ENVA) is a leading online financial services company that serves small businesses and consumers who are underserved by traditional banks. For over 20 years, Enova has provided over $65 billion in loans and financing to more than 13 million customers by offering a suite of market-leading products powered by the company's world-class analytics, machine learning algorithms and proprietary technology. You can learn more about the company and its portfolio of businesses at www.enova.com.

SOURCE Enova International, Inc.

For further information:

Public Relations Contact:

Erin Yeager

Email: media@enova.com

Investor Relations Contact:

Lindsay Savarese

Office: 1-212-331-8417

Email: IR@enova.com

Cautionary Statement Concerning Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about the business, financial condition and prospects of Enova. These forward-looking statements give current expectations or forecasts of future events and reflect the views and assumptions of Enova's senior management with respect to the business, financial condition and prospects of Enova as of the date of this release and are not guarantees of future performance. The actual results of Enova could differ materially from those indicated by such forward-looking statements because of various risks and uncertainties applicable to Enova's business, including, without limitation, those risks and uncertainties indicated in Enova's filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K, quarterly reports on Forms 10-Q and current reports on Forms 8-K. These risks and uncertainties are beyond the ability of Enova to control, and, in many cases, Enova cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements.

When used in this release, the words "believes," "estimates," "plans," "expects," "anticipates" and similar expressions or variations as they relate to Enova or its management are intended to identify forward-looking statements. Enova cautions you not to put undue reliance on these statements. Enova disclaims any intention or obligation to update or revise any forward-looking statements after the date of this release.

Non-GAAP Financial Measures

In addition to the financial information prepared in conformity with generally accepted accounting principles in the United States, or GAAP, Enova provides historical non-GAAP financial information. Enova presents non-GAAP financial information because such measures are used by management in understanding the activities and business metrics of Enova's operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Enova's business that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Management provides non-GAAP financial information for informational purposes and to enhance understanding of Enova's GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of or superior to, Enova's financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

Combined Loans and Finance Receivables

The combined loans and finance receivables measures are non-GAAP measures that include loans and finance receivables that Enova owns or has purchased and loans that Enova guarantees. Management believes these non-GAAP measures provide management and investors with important information needed to evaluate the magnitude of potential receivable losses and the opportunity for revenue performance of the loans and finance receivable portfolio on an aggregate basis. Management also believes that the comparison of the aggregate amounts from period to period is more meaningful than comparing only the amounts reflected on Enova's consolidated balance sheet since revenue is impacted by the aggregate amount of receivables owned by Enova and those guaranteed by Enova as reflected in its consolidated financial statements.

Adjusted Earnings Measures

Enova provides adjusted earnings and adjusted earnings per share, or, collectively, the Adjusted Earnings Measures, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with greater transparency and facilitates comparison of operating results across a broad spectrum of companies with varying capital structures, compensation strategies, derivative instruments and amortization methods, which can provide a more complete understanding of Enova's financial performance, competitive position and prospects for the future. Management utilizes, and also believes that investors utilize, the Adjusted Earnings Measures to assess operating performance, recognizing that such measures may highlight trends in Enova's business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. In addition, management believes that the Adjusted Earnings Measures are useful to management and investors in comparing Enova's financial results during the periods shown without the effect of certain items that are not indicative of Enova’s core operating performance or results of operations.

Adjusted EBITDA Measures

Enova provides Adjusted EBITDA and Adjusted EBITDA margin, or, collectively, the Adjusted EBITDA measures, which are non-GAAP measures. Adjusted EBITDA is a non-GAAP measure that Enova defines as earnings excluding depreciation, amortization, interest, foreign currency transaction gains or losses, taxes, stock-based compensation and certain other items, as appropriate, that are not indicative of our core operating performance. Adjusted EBITDA margin is a non-GAAP measure that Enova defines as Adjusted EBITDA as a percentage of total revenue. Management utilizes, and also believes that investors utilize, Adjusted EBITDA Measures to analyze operating performance and evaluate Enova's ability to incur and service debt and Enova's capacity for making capital expenditures. Enova believes that Adjusted EBITDA is useful to management and investors in comparing Enova’s financial results during the periods shown without the effect of certain non-cash items and certain items that are not indicative of Enova’s core operating performance or results of operations. Adjusted EBITDA Measures are also useful to investors to help assess Enova's estimated enterprise value.

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(dollars in thousands, except per share data)

(Unaudited)

	September 30,		December 31,
	2025	2024	2024
Assets
Cash and cash equivalents	$53,600	$67,500	$73,910
Restricted cash	303,365	186,880	248,758
Loans and finance receivables at fair value	5,012,853	4,134,440	4,386,444
Income taxes receivable	55,124	66,290	40,690
Other receivables and prepaid expenses	76,941	68,926	63,752
Property and equipment, net	128,690	117,970	119,956
Operating lease right-of-use assets	17,167	12,705	18,201
Goodwill	279,275	279,275	279,275
Intangible assets, net	4,910	12,964	10,951
Other assets	30,312	28,746	24,194
Total assets	$5,962,237	$4,975,696	$5,266,131
Liabilities and Stockholders’ Equity
Accounts payable and accrued expenses	$252,914	$259,535	$249,970
Operating lease liabilities	32,247	26,346	32,165
Deferred tax liabilities, net	286,930	217,387	223,590
Long-term debt	4,106,471	3,293,735	3,563,482
Total liabilities	4,678,562	3,797,003	4,069,207
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.00001 par value, 250,000,000 shares authorized, 47,330,541, 46,453,571 and 46,520,916 shares issued and 24,883,481, 26,266,846 and 25,808,096 outstanding as of September 30, 2025 and 2024 and December 31, 2024, respectively	—	—	—
Preferred stock, $0.00001 par value, 25,000,000 shares authorized, no shares issued and outstanding	—	—	—
Additional paid in capital	359,054	318,223	328,268
Retained earnings	1,927,162	1,634,059	1,697,754
Accumulated other comprehensive loss	(7,872)	(9,422)	(13,691)
Treasury stock, at cost (22,447,060, 20,186,725 and 20,712,820 shares as of September 30, 2025 and 2024 and December 31, 2024, respectively)	(994,669)	(764,167)	(815,407)
Total stockholders’ equity	1,283,675	1,178,693	1,196,924
Total liabilities and stockholders’ equity	$5,962,237	$4,975,696	$5,266,131

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Revenue	$802,678	$689,924	$2,312,262	$1,928,249
Change in Fair Value	(341,971)	(289,568)	(983,915)	(811,836)
Net Revenue	460,707	400,356	1,328,347	1,116,413
Operating Expenses
Marketing	147,351	141,059	429,490	372,391
Operations and technology	64,564	56,628	190,674	165,960
General and administrative	39,661	38,916	122,633	118,489
Depreciation and amortization	12,356	10,039	32,765	30,011
Total Operating Expenses	263,932	246,642	775,562	686,851
Income from Operations	196,775	153,714	552,785	429,562
Interest expense, net	(86,954)	(76,902)	(250,279)	(213,453)
Foreign currency transaction gain (loss)	90	(95)	(228)	(162)
Equity method investment income (loss)	258	(16,552)	991	(16,552)
Other nonoperating expenses	—	(4,678)	(1,019)	(5,691)
Income before Income Taxes	110,169	55,487	302,250	193,704
Provision for income taxes	29,855	12,073	72,842	47,951
Net income	$80,314	$43,414	$229,408	$145,753
Earnings Per Share
Earnings per common share:
Basic	$3.22	$1.64	$9.07	$5.36
Diluted	$3.03	$1.57	$8.53	$5.14
Weighted average common shares outstanding:
Basic	24,955	26,420	25,307	27,182
Diluted	26,472	27,711	26,881	28,382

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(dollars in thousands)

(Unaudited)

	Nine Months Ended September 30,
	2025	2024
Total cash flows provided by operating activities	$1,320,310	$1,108,056
Cash flows from investing activities
Loans and finance receivables	(1,607,528)	(1,298,988)
Capitalization of software development costs and purchases of fixed assets	(35,444)	(33,244)
Total cash flows used in investing activities	(1,642,972)	(1,332,232)
Cash flows provided by financing activities	356,731	101,911
Effect of exchange rates on cash, cash equivalents and restricted cash	228	(794)
Net increase (decrease) in cash, cash equivalents and restricted cash	34,297	(123,059)
Cash, cash equivalents and restricted cash at beginning of year	322,668	377,439
Cash, cash equivalents and restricted cash at end of period	$356,965	$254,380

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

LOANS AND FINANCE RECEIVABLES FINANCIAL AND OPERATING DATA

(dollars in thousands)

The following table includes financial information for loans and finance receivables, which is based on loan and finance receivable balances for the three months ended September 30, 2025 and 2024.

Three Months Ended September 30,	2025	2024	Change
Ending combined loan and finance receivable principal balance:
Company owned	$4,344,901	$3,593,366	$751,535
Guaranteed by the Company(a)	17,301	18,292	(991)
Total combined loan and finance receivable principal balance(b)	$4,362,202	$3,611,658	$750,544
Ending combined loan and finance receivable fair value balance:
Company owned	$5,012,853	$4,134,440	$878,413
Guaranteed by the Company(a)	24,372	25,446	(1,074)
Ending combined loan and finance receivable fair value balance(b)	$5,037,225	$4,159,886	$877,339
Fair value as a % of principal(c)	115.5%	115.2%	0.3%
Ending combined loan and finance receivable balance, including principal and accrued fees/interest outstanding:
Company owned	$4,500,360	$3,742,767	$757,593
Guaranteed by the Company(a)	20,750	21,797	(1,047)
Ending combined loan and finance receivable balance(b)	$4,521,110	$3,764,564	$756,546
Average combined loan and finance receivable balance, including principal and accrued fees/interest outstanding:
Company owned(d)	$4,407,476	$3,658,014	$749,462
Guaranteed by the Company(a)(d)	20,881	18,999	1,882
Average combined loan and finance receivable balance(a)(d)	$4,428,357	$3,677,013	$751,344
Installment loans as percentage of average combined loan and finance receivable balance	44.2%	45.9%	(1.7)%
Line of credit accounts as percentage of average combined loan and finance receivable balance	55.8%	54.1%	1.7%

Revenue	$791,723	$680,338	$111,385
Change in fair value	(339,872)	(287,037)	(52,835)
Net revenue	$451,851	$393,301	$58,550
Net revenue margin	57.1%	57.8%	(0.7)%

Combined loan and finance receivable originations and purchases	$1,961,439	$1,613,920	$347,569

Delinquencies:
>30 days delinquent	$327,387	$293,839	$33,548
>30 days delinquent as a % of combined loan and finance receivable balance(c)	7.2%	7.8%	(0.6)%

Charge-offs:
Charge-offs (net of recoveries)	$377,811	$309,325	$68,486
Charge-offs (net of recoveries) as a % of average combined loan and finance receivable balance(d)	8.5%	8.4%	0.1%

(a) Represents loans originated by third-party lenders through the CSO programs, which are not included in our consolidated balance sheets.

(b) Non-GAAP measure.

(c) Determined using period-end balances.

(d) The average combined loan and finance receivable balance is the average of the month-end balances during the period.

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(dollars in thousands, except per share data)

Adjusted Earnings Measures

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Net income	$80,314	$43,414	$229,408	$145,753
Adjustments:
Transaction-related costs(a)	—	—	—	327
Equity method investment income(b)	(258)	16,552	(991)	16,552
Other nonoperating expenses(c)	—	4,678	1,019	5,691
Intangible asset amortization	2,014	2,014	6,041	6,041
Stock-based compensation expense	8,535	8,116	24,577	23,519
Foreign currency transaction (gain) loss	(90)	95	228	162
Cumulative tax effect of adjustments	(1,692)	(6,949)	(4,668)	(12,181)

Adjusted earnings	$88,823	$67,920	$255,614	$185,864

Diluted earnings per share	$3.03	$1.57	$8.53	$5.14

Adjusted earnings per share	$3.36	$2.45	$9.51	$6.55

Adjusted EBITDA

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Net income	$80,314	$43,414	$229,408	$145,753
Depreciation and amortization expenses	12,356	10,039	32,765	30,011
Interest expense, net	86,954	76,902	250,279	213,453
Foreign currency transaction (gain) loss	(90)	95	228	162
Provision for income taxes	29,855	12,073	72,842	47,951
Stock-based compensation expense	8,535	8,116	24,577	23,519
Adjustments:
Transaction-related costs(a)	—	—	—	327
Equity method investment income(b)	(258)	16,552	(991)	16,552
Other nonoperating expenses(c)	—	4,678	1,019	5,691

Adjusted EBITDA	$217,666	$171,869	$610,127	$483,419

Adjusted EBITDA margin calculated as follows:
Total Revenue	$802,678	$689,924	$2,312,262	$1,928,249
Adjusted EBITDA	217,666	171,869	610,127	483,419
Adjusted EBITDA as a percentage of total revenue	27.1%	24.9%	26.4%	25.1%

(a)
In the first quarter of 2024, the Company recorded $0.3 million ($0.2 million net of tax) of costs related to a consent solicitation for the Senior Notes due 2025.
(b)
In the third quarter of 2024, the Company recorded an equity method investment loss of $16.6 million ($13.3 million net of tax) related to the write-down of its investment in Linear.
(c)
In the second quarter of 2025 and the three- and nine-month periods ended September 30, 2024, the Company recorded other nonoperating expense of $1.0 million ($0.8 million net of tax), $4.7 million ($3.5 million net of tax) and $5.7 million ($4.3 million net of tax), respectively, related to the early extinguishment of debt.